Hartford Life Insurance Company Separate Account VL II:

333-131135	Hartford Variable Universal Life Last Survivor

Hartford Life and Annuity Insurance Company Separate Account VL II:

333-131133	Hartford Variable Universal Life Last Survivor

Supplement Dated June 9, 2008 to the Prospectus Dated May 1, 2008

Supplement Dated June 9, 2008 to your Prospectus

Hartford Global Growth HLS Fund:

Effective immediately, the Hartford Global Growth HLS Fund is made available as an underlying investment option under your policy.

AIM V.I. Core Equity Fund:

Effective immediately, the AIM V.I. Core Equity Fund is made available as an underlying investment option under your policy.

This supplement should be retained with the prospectus for future reference.

HV-6699